POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of Delaware Group Income Funds ("Income Funds"), hereby constitute and appoint David F. Connor, David P. O'Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Income Funds’ Registration Statement on Form N-14 with respect to the reorganization of Income Funds’ Delaware Delchester Fund into Income Funds’ Delaware High-Yield Opportunities Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of December, 2008.

/s/Patrick P. Coyne
Patrick P. Coyne

POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of Delaware Group Income Funds ("Income Funds"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O'Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Income Funds’ Registration Statement on Form N-14 with respect to the reorganization of Income Funds’ Delaware Delchester Fund into Income Funds’ Delaware High-Yield Opportunities Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of December, 2008.

/s/Thomas L. Bennett
Thomas L. Bennett

POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of Delaware Group Income Funds ("Income Funds"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O'Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Income Funds’ Registration Statement on Form N-14 with respect to the reorganization of Income Funds’ Delaware Delchester Fund into Income Funds’ Delaware High-Yield Opportunities Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of December, 2008.

/s/John A. Fry
John A. Fry

POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of Delaware Group Income Funds ("Income Funds"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O'Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Income Funds’ Registration Statement on Form N-14 with respect to the reorganization of Income Funds’ Delaware Delchester Fund into Income Funds’ Delaware High-Yield Opportunities Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of December, 2008.

/s/Anthony D. Knerr
Anthony D. Knerr

POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of Delaware Group Income Funds ("Income Funds"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O'Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Income Funds’ Registration Statement on Form N-14 with respect to the reorganization of Income Funds’ Delaware Delchester Fund into Income Funds’ Delaware High-Yield Opportunities Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of December, 2008.

/s/Ann R. Leven
Ann R. Leven

POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of Delaware Group Income Funds ("Income Funds"), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O'Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Income Funds’ Registration Statement on Form N-14 with respect to the reorganization of Income Funds’ Delaware Delchester Fund into Income Funds’ Delaware High-Yield Opportunities Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of December, 2008.

/s/Janet L. Yeomans
Janet L. Yeomans

POWER OF ATTORNEY

     I, the Chief Financial Officer of the Delaware Group Income Funds ("Income Funds"), hereby constitute and appoint David F. Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Income Funds’ Registration Statement on Form N-14 with respect to the reorganization of Income Funds’ Delaware Delchester Fund into Income Funds’ Delaware High-Yield Opportunities Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of December, 2008.

/s/Lucinda S. Landreth
Lucinda S. Landreth

POWER OF ATTORNEY

     I, the Chief Financial Officer of the Delaware Group Income Funds ("Income Funds"), hereby constitute and appoint David F. Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Income Funds’ Registration Statement on Form N-14 with respect to the reorganization of Income Funds’ Delaware Delchester Fund into Income Funds’ Delaware High-Yield Opportunities Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of December, 2008.

/s/Richard Salus
Richard Salus